UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2025

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2025, in order to reward, retain, and further incentivize performance, J.Jill, Inc. (the “Company”), upon approval from the Compensation Committee of its Board of Directors, entered into a retention agreement (the “Retention Agreement”) with Maria Martinez, the Company’s Senior Vice President, Chief Human Resources Officer. The Retention Agreement is effective as of March 24, 2025 (the “Effective Date”).

Under the Retention Agreement, the Company agreed to pay Ms. Martinez a retention payment in the amount of $477,400 (the “Retention Bonus”) in the form of stock-settled Restricted Stock Units (“RSUs”). Fifty percent (50%) of such RSUs will become vested on the first anniversary of the Effective Date, if Ms. Martinez is still employed by the Company on that date. The remaining fifty percent (50%) of the RSUs will vest in equal amounts (i.e. 12.5% of the total RSU grant) on the last day of each quarter that Ms. Martinez remains continuously employed by the Company through such quarter, with the first such quarter beginning April 1, 2026 and ending on June 30, 2026. In the event that Ms. Martinez’s employment terminates in a Qualifying Termination (as defined in the Retention Agreement) during the two year period from the Effective Date, any unvested RSUs will immediately vest as of the effective date of Ms. Martinez’s separation from the Company. If Ms. Martinez’s employment with the Company terminates for any reason other than a Qualifying Termination, any unvested portion of the RSUs will be immediately and automatically forfeited for no additional consideration as of the effective date of Ms. Martinez’s separation from the Company. Capitalized terms used but not defined above have the meanings ascribed to them in the Retention Agreement.

The foregoing description of the Retention Agreement is only a summary and is qualified in its entirety by reference to the form of Retention Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the first fiscal quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2025	J.JILL, INC.

	By:	/s/ Kathleen B. Stevens
	Name:	Kathleen B. Stevens
	Title:	Senior Vice President, General Counsel, Secretary and ESG